SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): July 16, 2002

                         Commission File No.: 000-28321

                             PITTS AND SPITTS, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                                          88-0393257
--------------------------------                --------------------------------
 (State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)

                              14221 Eastex Freeway
                              Houston, Texas 77032
                             ----------------------
                    (Address of principal executive offices)

                                 (281) 442-5013
                          -----------------------------
                            (Issuer telephone number)


                                 Urbana.CA, Inc.
                             ----------------------
                                  (Former Name)

Item 5. Other Events

     Effective Wednesday, July 17th, Urbana.CA, Inc. changed its name to Pitts and Spitts, Inc., changed its stock symbol to PSPP and effected a 1:800 reverse stock split.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits:
            Exhibits    Description
            --------    -----------

     3.6  Certificate of Amendment to Articles of Incorporation


                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                          URBANA.CA, INC.

July 17, 2002
                                      /s/ Paul Syracuse
                                      ---------------------------------
                                          Paul Syracuse
                                          Chief Executive Officer